GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class B, Class C, Institutional, Service and Class IR Shares (as applicable) of the

Goldman Sachs Asia Equity Fund

Goldman Sachs BRIC Fund (Brazil, Russia, India, China)

Goldman Sachs Emerging Markets Equity Fund

(the “Funds”)

Supplement dated February 5, 2014 to the

Prospectus and Statement of Additional Information, both dated February 28, 2013, as supplemented to date (the “Prospectus” and the “SAI”, respectively)

Effective immediately, Edward Perkin no longer serves as a portfolio manager for the Funds. Accordingly, all references to Mr. Perkin in the Prospectus and SAI are hereby deleted in their entirety. Each Fund’s disclosure is further modified hereby as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Asia Equity Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Kevin Ohn, CFA, Managing Director, has managed the Fund since 2013; and Alina Chiew, CFA, Managing Director, has managed the Fund since 2011.

The following replaces in their entirety the “Portfolio Managers” subsections in the “Goldman Sachs BRIC Fund (Brazil, Russia, India, China)—Summary—Portfolio Management” and the “Goldman Sachs Emerging Markets Equity Fund—Summary—Portfolio Management” sections of the Prospectus:

Portfolio Manager: Alina Chiew, CFA, Managing Director, has managed the Fund since 2010.

This Supplement should be retained with your Prospectus and SAI for future reference.

EMEABEPMSTK 2-14